UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 6, 2007
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
5420 Feltl Road
Minnetonka, Minnesota 55343
(Address of principal executive offices)
952-426-6140
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Form of Supply Agreement

Item 1.01. Entry into a Material Definitive Agreement
In December 2007, we entered into a supply agreement, commencing on December 6, 2007 and ending on March 31, 2010, with Tyco Healthcare Group LP acting through its Uni-Patch Division, for purchase of surface electrodes for our Urgent PC® system. The agreement requires of us to deliver, on a monthly basis, to Uni-Patch a non-binding, rolling twelve-month forecast of our anticipated purchases, of which the forecast for first three months becomes a firm purchase commitment.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits (filed herewith)

Exhibit No.	Description

10.33	Form of Supply Agreement between Uroplasty, Inc. and Tyco Healthcare Group LP acting through its Uni-Patch Division, dated December 6, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: December 7, 2007

UROPLASTY, INC.
By:	/s/ Mahedi A. Jiwani
Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer